                      PRO FORMA CONSOLIDATED FINANCIAL DATA
                                  (UNAUDITED)

   The following unaudited pro forma consolidated financial data reflects our historical results as adjusted on a pro forma basis to give effect to Atlas Pipeline Partners, L.P. April 2004 offering of common units, the completion of the Spectrum acquisition on July 16, 2004 and APL's July 2004 offering of common units. The unaudited pro forma consolidated balance sheet is prepared as though these transactions occurred as of March 31, 2004. The unaudited pro forma consolidated statement of operations for the year ended September 30, 2003 and the six months ended March 31, 2004 are prepared as though these transactions occurred as of October 1, 2002. The acquisition and offering adjustments are described in the notes to the unaudited pro forma consolidated financial data. The unaudited pro forma consolidated financial data and accompanying notes should be read together with our "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our and Spectrum's historical financial statements and related notes included elsewhere, or incorporated by reference, in this filing.

   We accounted for the acquisition of Spectrum in the unaudited pro forma financial statements using the purchase method in accordance with the guidance of Statement of Financial Accounting Standards No. 141, "Business Combinations." For purposes of developing the unaudited pro forma consolidated financial information, we have allocated the purchase price to Spectrum's gas gathering and transmission facilities based on fair market value.

   The unaudited pro forma consolidated financial statements presented are for informational purposes only and are based upon available information and assumptions that we believe are reasonable under the circumstances. You should not construe the unaudited pro forma consolidated financial statements as indicative of the combined financial position or results of operations that we and Spectrum would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent our and Spectrum's combined financial position or results of operations for any future date or period.




                                                       RESOURCE AMERICA, INC.
                                            PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                           MARCH 31, 2004
                                                           (IN THOUSANDS)

                                   Historical                                     Pro forma
                                    Resource   Historical                        Pre-offering     Offering        Pro forma
                                     America    Spectrum     Adjustments         Consolidated    Adjustments    Consolidated
                                   ----------   --------     -----------         ------------    -----------    ------------
ASSETS
Current assets:
   Cash and cash equivalents.....   $ 27,089    $      -      $  25,000  (a)       $  9,215       $ 23,916  (h)   $ 33,131
                                                                (42,874) (b)
   Accounts receivable and
     prepaid expenses............     32,074       9,545                             41,619                         41,619
   FIN 46 entities' and other
     assets held for sale........    108,893                                        108,893                       108,893
   Other.........................          -         672            (10) (b)            662                            662
                                    --------    --------      ---------            --------       --------        --------
     Total current assets........    168,056      10,217        (17,884)            160,389         23,916         184,305

Investments in real estate loans
   and real estate...............     69,603                                         69,603                         69,603
FIN 46 entities' assets..........     61,595                                         61,595                         61,595
Investment in RAIT Investment
   Trust.........................     13,169                                         13,169                         13,169
Property and equipment, net......    155,523      49,596         94,366  (b)        299,485                        299,485
Goodwill.........................     37,471                                         37,471                         37,471
Deferred income taxes............          -       1,645         (1,645) (b)              -                              -
Intangible assets, net...........      7,933                                          7,933                          7,933
Other assets.....................     27,808       1,613          3,349  (b)         32,573                         32,573
                                                                   (197) (b)
                                    --------    --------      ---------            --------       --------        --------
                                    $541,158    $ 63,071      $  77,989            $682,218       $ 23,916        $706,134
                                    ========    ========      =========            ========       ========        ========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term
     debt........................   $ 12,202    $  4,992      $  (4,992) (b)       $ 12,202       $      -        $ 12,202
   Secured revolving credit
     facilities - leasing........     13,836                                         13,836                         13,836
   Accounts payable and
     accrued liabilities.........     32,159      13,186         (2,392) (b)         42,953                         42,953
   FIN 46 entities' and other
     liabilities associated with
     assets held for sale........     69,375                                         69,375                         69,375
   Liabilities associated with
     drilling contracts..........     15,465                                         15,465                         15,465
                                    --------    --------      ---------            --------       --------        --------
     Total current liabilities...    143,037      18,178         (7,384)            153,831                        153,831

Long-term debt...................     70,725      42,433        105,266  (b)        175,991        (45,266) (h)    130,725
                                                                (42,433) (b)
Deferred revenue and other
   liabilities...................      3,855                                          3,855                          3,855
FIN 46 entities' liabilities.....     30,304                                         30,304                         30,304
Deferred income taxes............     14,860                                         14,860                         14,860
Minority interest in Atlas
   Pipeline Partners, L.P........     43,163                     25,000  (a)         68,163         69,182  (h)    137,345
Commitments and contingencies....          -                                              -                              -

Stockholders' equity:
   Preferred stock...............          -      13,856    (13,856) (b)                                                 -
   Common stock..................        255          27        (27) (b)                255                            255
   Additional paid-in capital....    227,413       3,149     (3,149) (b)            227,413                        227,413
   Less treasury stock, at cost..    (78,648)    (10,010)        10,010  (b)        (78,648)                       (78,648)
   Less ESOP loan receivable.....     (1,121)                                        (1,121)                        (1,121)
   Deferred compensation.........          -         (43)            43  (b)                                             -
   Accumulated other
     comprehensive income (loss).      4,594        (310)           310  (b)          4,594                          4,594
   Retained earnings (deficit)...     82,721      (4,209)         4,209  (b)         82,721                         82,721
                                    --------    --------      ---------            --------       --------        --------
     Total stockholders' equity..    235,214       2,460         (2,460)            235,214                        235,214
                                    --------    --------      ---------            --------       --------        --------
                                    $541,158    $ 63,071      $  77,989            $682,218       $ 23,916        $706,134
                                    ========    ========      =========            ========       ========        ========



            See notes to pro forma consolidated financial statements


                                                    RESOURCE AMERICA, INC.
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                            FOR THE YEAR ENDED SEPTEMBER 30, 2003
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                 Historical                                    Pro forma
                                  Resource   Historical                       Pre-offering     Offering        Pro forma
                                   America    Spectrum     Adjustments        Consolidated    Adjustments    Consolidated
                                 ----------   --------     -----------        ------------    -----------    ------------
REVENUES:
  Energy.......................   $105,262    $ 97,929      $       -           $203,191       $      -        $ 203,191
  Real estate..................     14,335                                        14,335                          14,335
  Leasing......................      4,071                                         4,071                           4,071
  Equity in earnings of
   financial services investees      1,444                                         1,444                           1,444
  Interest, dividends, gains and
   other.......................      7,417                                         7,417                           7,417
                                  --------    --------      ---------           --------       --------        ---------
                                   132,529      97,929              -            230,458              -          230,458
COSTS AND EXPENSES:
  Energy.......................     67,215      89,411                           156,626                         156,626
  Real estate..................      5,464                                         5,464                           5,464
  Leasing......................      5,883                                         5,883                           5,883
  General and administrative...      6,925                                         6,925                           6,925
  Depreciation, depletion and
   amortization................     12,148      16,050        (16,050) (d)        21,127                          21,127
                                                                8,979  (d)
  Interest.....................     13,092       2,725         (2,725) (c)        19,320         (2,979)(j)       17,115
                                                                5,532  (c)                          968 (k)
                                                                  696  (e)                         (194)(j)
  Provision for possible losses      1,848                                         1,848                           1,848
  Provision for legal settlement     1,185                                         1,185                           1,185
  Minority interest in Atlas
   Pipeline Partners, L.P......      4,439                     (4,959) (f)          (520)         3,046 (l)        2,526
                                  --------    --------      ---------           --------       --------        ---------
                                   118,199     108,186         (8,527)           217,858            841          218,699
                                  --------    --------      ---------           --------       --------        ---------
Income from continuing
    operations before income
    taxes and cumulative effect
    of change in accounting
    principle..................     14,330     (10,257)         8,527             12,600           (841)          11,759
Provision for income taxes.....      4,586      (4,303)         4,303  (g)         4,032           (269)(m)        3,763
                                                                 (554) (g)
                                  --------    --------      ---------           --------       --------        ---------
Income from continuing
   operations before
   cumulative effect of change
   in accounting principle.....   $  9,744    $ (5,954)     $   4,778           $  8,568       $   (572)       $   7,996
                                  ========    ========      =========           ========       ========        =========

Income from continuing
   operations per common
   share - basic...............   $    .57                                      $    .50                       $     .47
                                  ========                                      ========                       =========
Weighted average common
   shares outstanding..........     17,172                                        17,172                          17,172
                                  ========                                      ========                       =========

Income from continuing
   operations per common
   share - diluted.............   $    .55                                      $    .49                       $     .46
                                  ========                                      ========                       =========
Weighted average common
   shares......................     17,568                                        17,568                          17,568
                                  ========                                      ========                       =========


            See notes to pro forma consolidated financial statements




                                                    RESOURCE AMERICA, INC.
                                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                           FOR THE SIX MONTHS ENDED MARCH 31, 2004
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                  Historical                                   Pro forma
                                   Resource   Historical                      Pre-offering     Offering          Pro forma
                                    America    Spectrum     Adjustments       Consolidated    Adjustments      Consolidated
                                  ----------   --------     -----------       ------------    -----------      ------------
REVENUES:
  Energy.......................    $ 77,673    $ 51,013      $       -          $128,686       $      -          $ 128,686
  Real estate..................       9,790                                        9,790                             9,790
  Leasing......................       3,708                                        3,708                             3,708
  Equity in earnings of
    financial services investees      2,880                                        2,880                             2,880
  Interest, dividends, gains and
   other.......................       4,878                                        4,878                             4,878
                                   --------    --------      ---------          --------       --------          ---------
                                     98,929      51,013              -           149,942                           149,942
COSTS AND EXPENSES:
  Energy.......................      52,361      46,974                           99,335                            99,335
  Real estate..................       8,034                                        8,034                             8,034
  Leasing......................       4,426                                        4,426                             4,426
  Financial services...........         413                                          413                               413
  General and administrative...       3,566                                        3,566                             3,566
  Depreciation, depletion and
   amortization................       7,210       2,578          4,490  (d)       11,700                            11,700
                                                                (2,578) (d)
  Interest.....................       3,906       1,562         (1,562) (c)        6,833         (1,589)(i)          6,115
                                                                 2,579  (c)                         968 (j)
                                                                   348  (e)                         (97)(k)
  Provision for possible losses         400                                          400                               400
  Minority interest in Atlas
   Pipeline Partners, L.P......       2,595                     (3,439) (f)         (844)         1,003 (l)            159
                                   --------    --------      ---------          --------       --------          ---------
                                     82,911      51,114           (162)          133,863            285            134,148
                                   --------    --------      ---------          --------       --------          ---------
Income from continuing
   operations before income
   taxes and cumulative effect
   of change in accounting
   principle...................      16,018        (101)           162            16,079           (285)            15,794
Provision for income taxes.....       5,446        (341)           341  (c)        5,467            (97)(m)          5,370
                                                                    21  (c)
                                   --------    --------      ---------          --------       --------          ---------
Income from continuing
   operations before
   cumulative effect of change
   in accounting principle.....    $ 10,572    $    240      $    (200)         $ 10,612       $   (188)         $  10,424
                                   ========    ========      =========          ========       ========          =========
Income from continuing
   operations per common
   share - basic...............    $    .61                                     $    .61                         $     .60
                                   ========                                     ========                         =========
Weighted average common
   shares outstanding..........      17,364                                       17,364                            17,364
                                   ========                                     ========                         =========

Income from continuing
   operations per common
   share - diluted.............    $    .59                                     $    .59                         $     .58
                                   ========                                     ========                         =========
Weighted average common
   shares......................      18,052                                       18,052                            18,052
                                   ========                                     ========                         =========

            See notes to pro forma consolidated financial statements

                             RESOURCE AMERICA, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

a. Reflects the net proceeds from the issuance of 750,000 common units by APL in April 2004.

b. Reflects the purchase of 100% of the equity of Spectrum for $148.1 million, including estimated transaction costs. The acquisition was financed by $25 million of the net proceeds from APL's April 2004 common unit offering, a $100 million term loan, a $5.3 million revolving loan under APL's new credit facility and $17.9 million of cash from the Company and Atlas America, Inc. As part of the purchase price, $47.4 million of Spectrum's long-term debt (including the $4.99 million current portion of that long-term debt) was repaid by APL. Adjustments include the payment of $3.3 million of estimated financing costs which appear in the pro forma balance sheet as other assets, elimination of a liability for $2.4 million of dividends related to Spectrum's preferred stock which was not assumed by APL and the write-off of $197,000 of Spectrum's deferred financing costs.

c. Reflects the adjustment to interest expense resulting from $105.3 million of borrowing under APL's new credit facility bearing interest at the London Interbank Offered Rate, or LIBOR, plus 375 basis points, assumed to be 5.51% for the six months ended March 31, 2003, 5.00% for the six months ended September 30, 2003 and 4.90% for the six months ended March 31, 2004. Holding all other variables constant, a 1/8% change in interest rates would have an impact of $132,000 and $66,000 for the year ended September 30, 2003 and the six months ended March 31, 2004, respectively.

d. Reflects the adjustment to depreciation expense based upon the cost of the acquired gas gathering and transmission facilities using depreciable lives ranging from 3 to 26.5 years and using the straight-line method.

e. Reflects the amortization of deferred financing costs related to APL's new credit facility to finance the acquisition.

f. Reflects the adjustment to minority interest to eliminate income attributed to the public unitholders of APL.

g. Reflects the elimination of federal and state income taxes following the conversion of Spectrum, currently a C-Corporation, to a limited liability company concurrent with its acquisition by APL and the adjustment to the Company's taxes. Although Spectrum and APL do not incur a federal income tax liability, the Company pays federal income taxes on its share of APL's earnings. The tax rates assumed for the year ended September 30, 2003 and the six months ended March 31, 2004 are 32% and 34%, respectively.

h. Reflects net proceeds of $69.2 million after offering costs of $3.8 million from APL's July 2004 common unit offering, used to repay $45.3 million of borrowings under APL's $100 million credit facility.

i. Reflects the adjustment to interest expense resulting from the issuance of common units and the repayment of debt incurred to finance the Spectrum acquisition.

j. Reflects a pro-rata write-off of deferred financing costs in connection with a permanent $40 million repayment of the $100 million term loan.

k. Reflects the adjustment to amortization as a result of the write-off of deferred financing costs as noted in (j) above.

l. Reflects the adjustment to minority interest as a result of the offering of common units of APL.

m.  Reflects the adjustment to the Company's taxes.